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                                                                      Exhibit 24
                                                                      ----------



                               POWER OF ATTORNEY

                  for the Acquisition of Think New Ideas, Inc.


          Each director whose signature appears below appoints Ted A. Fernandez or John F. Brennan, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution in such director's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any amendments to the Form S-4, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney may be signed in counterparts.

                         [Signatures on following page]
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     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on
September 15, 1999.



/s/ Allan R. Frank                    /s/ Robert J. Bahash
-------------------------------       --------------------------------
Allan R. Frank                        Robert J. Bahash


/s/ Ulysses S. Knotts, III            /s/ Jeffrey E. Keisling
-------------------------------       --------------------------------
Ulysses S. Knotts, III                Jeffrey E. Keisling


/s/ Fernando Montero                  /s/ Alan T.G. Wix
-------------------------------       --------------------------------
Fernando Montero                      Alan T.G. Wix


/s/ Edmund R. Miller                  /s/ Ted A. Fernandez
-------------------------------       --------------------------------
Edmund R. Miller                      Ted A. Fernandez


/s/ Bruce V. Rauner
-------------------------------
Bruce V. Rauner


/s/ William C. Kessinger
-------------------------------
William C. Kessinger